Exhibit 99.2

Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$95	$100	$(5)	$185	$160	$25
2	Pinnacle West Energy	6	3	3	(24)	11	(35)
3	APS Energy Services	1	1	—	4	14	(10)
4	SunCor	4	6	(2)	10	10	—
5	El Dorado	—	—	—	33	—	33
6	Parent Company	(2)	(1)	(1)	(2)	(14)	12

7	Income From Continuing Operations	104	109	(5)	206	181	25
8a	Income From Discontinued Operations - Net of Tax	1	1	—	3	10	(7)
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

9	Net Income	$105	$110	$(5)	$209	$191	$18

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$1.04	$1.10	$(0.06)	$2.02	$1.74	$0.28
11	Pinnacle West Energy	0.07	0.04	0.03	(0.26)	0.12	(0.38)
12	APS Energy Services	0.01	0.01	—	0.04	0.15	(0.11)
13	SunCor	0.05	0.07	(0.02)	0.11	0.11	—
14	El Dorado	—	(0.01)	0.01	0.37	(0.01)	0.38
15	Parent Company	(0.03)	(0.02)	(0.01)	(0.03)	(0.13)	0.10

16	Income From Continuing Operations	1.14	1.19	(0.05)	2.25	1.98	0.27
17a	Income From Discontinued Operations - Net of Tax	0.01	0.01	—	0.04	0.11	(0.07)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

18	Net Income	$1.15	$1.20	$(0.05)	$2.29	$2.09	$0.20

19	BOOK VALUE PER SHARE	$32.55	$30.68	$1.87	$32.55	$30.68	$1.87
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,491	91,467	24	91,444	91,432	12
21	End of Period	91,443	91,271	172	91,443	91,271	172

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Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$360	$363	$(3)	$794	$764	$30
23	Business	289	284	5	757	731	26

24	Total retail	649	647	2	1,551	1,495	56
	Wholesale revenue on delivered electricity
25	Traditional contracts	6	5	1	13	12	1
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	8	9	(1)	24	20	4
28	Other miscellaneous services	8	6	2	18	19	(1)

29	Total regulated electricity	671	667	4	1,606	1,546	60

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	39	8	31	79	72	7
31	Realized margins on electricity trading (a)	9	2	7	26	16	10
32	Other delivered electricity (a)	77	84	(7)	214	234	(20)

33	Total delivered marketing and trading	125	94	31	319	322	(3)

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(1)	(5)	4	(1)	(9)	8
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(3)	(3)	—	(3)	(7)	4
36	Change in mark-to-market for future-period deliveries	8	(3)	11	17	(5)	22

37	Total other marketing and trading	4	(11)	15	13	(21)	34

38	Total marketing and trading	129	83	46	332	301	31

39	Total operating electric revenues	$800	$750	$50	$1,938	$1,847	$91

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2004. Lines 31, 32 and 34 include amounts totaling $3 million of realized gain for the third quarter of 2004.

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Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	4,028	4,126	(98)	9,160	8,773	387
41	Business	3,937	3,891	46	10,590	10,190	400

42	Total retail	7,965	8,017	(52)	19,750	18,963	787
	Wholesale electricity delivered
43	Traditional contracts	210	127	83	543	388	155
44	Retail load hedge management	943	446	497	1,843	760	1,083

45	Total regulated electricity	9,118	8,590	528	22,136	20,111	2,025

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	636	203	433	1,699	1,671	28
47	Electricity trading	7,012	5,640	1,372	16,453	15,650	803
48	Other delivered electricity	1,309	1,412	(103)	3,644	4,104	(460)

49	Total delivered marketing and trading	8,957	7,255	1,702	21,796	21,425	371

50	Total electric sales	18,075	15,845	2,230	43,932	41,536	2,396

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Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$5	$—	$5	$10	$4	$6
52	Other electricity marketing and trading (a)	12	9	3	40	54	(14)

53	Total electricity	17	9	8	50	58	(8)
54	Other commodities (a)	(1)	(5)	4	(1)	(9)	8

55	Total realized margin	16	4	12	49	49	—

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(3)	(3)	—	(5)	(10)	5
57	Other commodities (a)	—	—	—	2	3	(1)
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—

59	Subtotal	(3)	(3)	—	(3)	(7)	4

60	Total current period effects (b)	13	1	12	46	42	4

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	—	—	—	9	(5)	14
62	Other commodities	8	(3)	11	8	—	8

63	Subtotal	8	(3)	11	17	(5)	22

64	Total gross margin	$21	$(2)	$23	$63	$37	$26

	Future Marketing and Trading Mark-to-Market Realization

As of September 30, 2004, Pinnacle West had accumulated mark-to-market net gains of $38 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2004, $2 million; 2005, $14 million; 2006, $5 million and thereafter, $17 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2004. A $3 million realized gain is included in the $12 million on line 52 for the third quarter of 2004.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

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Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$15	$6	$9	$55	$44	$11
66	Natural gas	6	(5)	11	7	—	7
67	Coal	—	—	—	—	(2)	2
68	Emission allowances	—	(3)	3	1	(6)	7
69	Other	—	—	—	—	1	(1)

70	Total gross margin	$21	$(2)	$23	$63	$37	$26

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$—	$(2)	$2
72	Other marketing and trading	5	(2)	7	24	6	18
	APS
73	Generation sales other than native load	1	—	1	7	7	—
74	Other marketing and trading	1	(6)	7	(10)	(3)	(7)
	Pinnacle West Energy
75	Generation sales other than native load	4	—	4	4	(1)	5
76	Other marketing and trading	6	—	6	26	—	26
	APS ES
77	Other marketing and trading	4	6	(2)	12	30	(18)

78	Total gross margin before income taxes	$21	$(2)	$23	$63	$37	$26

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Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	856,353	824,655	31,698	854,901	824,641	30,260
80	Business	107,583	103,262	4,321	106,534	102,621	3,913

81	Total	963,936	927,917	36,019	961,435	927,262	34,173
82	Wholesale customers	85	66	19	83	66	17

83	Total customers	964,021	927,983	36,038	961,518	927,328	34,190

84	Customer Growth (% over prior year)	3.9%	3.2%	0.7%	3.7%	3.2%	0.5%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	4,159	3,866	293	9,287	8,631	656
86	Business	4,014	3,828	186	10,642	10,198	444

87	Total	8,173	7,694	479	19,929	18,829	1,100

	RETAIL USAGE (KWh/Average Customer)
88	Residential	4,704	5,004	(300)	10,715	10,639	76
89	Business	36,595	37,677	(1,082)	99,405	99,297	108
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	4,857	4,688	169	10,864	10,466	398
91	Business	37,312	37,071	241	99,891	99,375	516
	ELECTRICITY DEMAND (MW)
92	System peak demand	6,402	6,332	70	6,402	6,332	70

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Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,364	2,230	134	6,372	6,583	(211)
94	Coal	3,417	2,972	445	9,339	8,566	773
95	Gas, oil and other	2,702	2,696	6	4,426	5,556	(1,130)

96	Total	8,483	7,898	585	20,137	20,705	(568)

	Purchased power
97	Firm load	1,068	1,099	(31)	3,302	1,693	1,609
98	Marketing and trading	9,264	7,498	1,766	21,940	20,514	1,426

99	Total	10,332	8,597	1,735	25,242	22,207	3,035

100	Total energy sources	18,815	16,495	2,320	45,379	42,912	2,467

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	96%	93%	3%	87%	92%	(5)%
102	Coal	90%	79%	11%	83%	76%	7%
103	Gas, oil and other	38%	44%	(6)%	22%	34%	(12)%
104	System average	64%	64%	0%	52%	60%	(8)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	13	61	(48)	127	76	51
106	Coal	63	277	(214)	122	274	(152)
107	Gas	39	154	(115)	45	164	(119)
108	Total	115	492	(377)	294	514	(220)
109	Generation Fuel Cost ($/MWh)	$20.73	$19.52	$1.21	$17.51	$17.84	$(0.33)

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Last Updated 10/22/04

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2004 and 2003

		3 Mo. Ended September 30			9 Mo. Ended September 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$51.86	$52.88	$(1.02)	$48.65	$50.47	$(1.82)
111	SP15	$57.09	$53.54	$3.55	$53.40	$52.87	$0.53
	Off-Peak
112	Palo Verde	$33.37	$36.08	$(2.71)	$33.59	$32.55	$1.04
113	SP15	$37.18	$37.81	$(0.63)	$37.14	$35.26	$1.88
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	2,471	2,701	(230)	4,342	4,327	15
115	Heating degree-days	—	—	—	563	366	197
116	Average humidity	26%	30%	(4)%	28%	31%	(3)%
	10-Year Averages
117	Cooling degree-days	2,540	2,540	—	4,111	4,111	—
118	Heating degree-days	—	—	—	557	557	—
119	Average humidity	33%	33%	0%	33%	33%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b) (d)
120	Single-family	9,778	11,191	(1,413)	33,459	26,037	7,422
121	Multi-family	1,513	1,231	282	4,594	3,646	948

122	Total	11,291	12,422	(1,131)	38,053	29,683	8,370

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	2.4%	1.1%	1.3%	2.3%	0.9%	1.4%
124	Unemployment rate (%, seasonally adjusted)	4.4%	5.7%	(1.3)%	5.1%	5.9%	(0.8)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending August 2004.

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